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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006

BALL CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 236-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On March 2, 2006, Ball Corporation issued a press release announcing a public offering of senior unsecured notes. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Ball Corporation, dated March 2, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION (Registrant)
Date: March 2, 2006	By:	/s/ Raymond J. Seabrook
	Name:	Raymond J. Seabrook
	Title:	Senior Vice President and Chief Financial Officer

Ball Corporation
Form 8-K
March 2, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ball Corporation, dated March 2, 2006.

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SIGNATURE
Ball Corporation Form 8-K March 2, 2006 EXHIBIT INDEX